Exhibit 99.1

First Amendment to Second Amended and Restated Financing Agreement

This First Amendment to Second Amended and Restated Financing Agreement (the “Amendment”) is made and entered into between Summit Financial Resources, L.P., a Hawaii limited partnership (“Summit”), and SCOTT’S LIQUID GOLD-INC., a Colorado corporation, SLG Chemicals, Inc., a Colorado corporation, Neoteric Cosmetics, Inc., a Colorado corporation, and Colorado Product Concepts, Inc., a Colorado corporation (individually and collectively, and jointly and severally, “Client”), and is acknowledged and consented to by SLG Plastics, Inc., a Colorado corporation, and Advertising Promotions Incorporated, a Colorado corporation (collectively “Guarantors”).

Recitals

A. Summit and Client have entered into a Second Amended and Restated Financing Agreement dated March 16, 2011 (the “Financing Agreement”), and an Addendum to Second Amended and Restated Financing Agreement (Inventory Financing) dated March 16, 2011 (the “Addendum” and together with the Financing Agreement, the “Agreement”).

B. Guarantors each absolutely and unconditionally guaranteed the obligations of Client owing under the Agreement pursuant to certain Second Amended and Restated Guarantees each executed in favor of Summit and each dated March 16, 2011 (collectively, the “Guarantees”).

C. Summit and Client have agreed to amend certain terms of the Agreement as set forth in this Amendment.

Amendment

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Summit and Client agree as follows:

1. Definitions. Except as otherwise expressly provided herein, terms assigned defined meanings in the Agreement shall have the same defined meanings in this Amendment.

2. Modification and Amendment of Agreement. Effective as of July 1, 2012, the Agreement is hereby amended and modified as follows:

a. The current Financing Period is terminated and a new Financing Period shall immediately commence as of July 1, 2012, and shall continue for a period of Eighteen (18) months. The Financing Period shall thereafter continue to automatically renew for an additional Financing Period and each successive Financing Period shall be for periods of One (1) year each commencing upon the completion of each prior Financing Period, as set forth in and subject to the terms and conditions of the Agreement.

b. The following definition of “Inventory Addendum” is inserted into Section 1 Definitions of the Financing Agreement in appropriate alphabetical order:

“Inventory Addendum” means that certain Addendum to Second Amended and Restated Financing Agreement (Inventory Financing) dated March 16, 2011, which amends this Second Amended and Restated Financing Agreement.

c. The definition of “Administrative Fee” contained in Section 1 Definitions of the Financing Agreement is amended and restated in its entirety as follows:

“Administrative Fee” means a monthly fee, due and payable monthly in arrears, assessed on the average monthly balance of Outstanding Advances for each calendar month, or portion thereof, as may be adjusted quarterly and calculated as follows:

a.	Except as otherwise provided herein, the Administrative Fee shall equal Eighty-Five Hundredths Percent (0.85%) of the average monthly balance of Outstanding Advances for each calendar month, or portion thereof.

b.	If at any time after July 1, 2012, the average quarterly balance of Outstanding Advances and outstanding advances on acceptable Inventory made under the Inventory Addendum for any calendar quarter equals or is less than One Million Dollars ($1,000,000), then the Administrative Fee shall equal Eighty-Five Hundredths Percent (0.85%) of the average monthly balance of Outstanding Advances for each calendar month, or portion thereof, in the following calendar quarter.

c.	If at any time after July 1, 2012, the average quarterly balance of Outstanding Advances and outstanding advances on acceptable Inventory made under the Inventory Addendum for any calendar quarter is greater than One Million Dollars ($1,000,000), then the Administrative Fee shall equal Seventy-Five Hundredths Percent (0.75%) of the average monthly balance of Outstanding Advances for each calendar month, or portion thereof, in the following calendar quarter.

d. The definition of “Agreement” contained in Section 1 Definitions of the Financing Agreement is amended and restated in its entirety as follows:

“Agreement” means this Second Amended and Restated Financing Agreement, together with any amendments, addenda, and modifications, including, without limitation, the Inventory Addendum.

e. The definition of “Daily Funds Rate” contained in Section 1 Definitions of the Financing Agreement is amended by replacing the phrase “One and Five-Tenths Percent (1.5%)” with the phrase “One Percent (1%)”.

f. Section 21 Power of Attorney to Endorse Checks of the Financing Agreement is amended and restated in its entirety as follows:

21. Power of Attorney to Endorse Checks.

Client does hereby make, constitute, and appoint Summit, and its designees, as its true and lawful attorneys-in-fact, with full power of substitution, with full power to endorse the name of Client upon any checks or other forms of payment on Accounts and to effect the deposit and collection thereof and to report or otherwise disclose to Dun & Bradstreet any payment history, defaults, aging reports, and other financial and credit information regarding the Accounts and all Account Debtors, which such reports shall not be associated with Client’s name. Client acknowledges that such disclosures and reporting may be subject to the Fair Credit Reporting Act (FCRA), 15 U.S.C. § 1681 et seq. or other Federal or State laws and hereby voluntarily authorizes the foregoing disclosures. Client releases Summit and its employees, officers, directors, members, partners and agents from any and all liability for furnishing such information. This power of attorney is irrevocable and coupled with an interest. Such power may be exercised at any time. Client does hereby make, constitute, and appoint Summit, and its designees, as Client’s true and lawful attorneys in fact, with full power of substitution, such power to be exercised only upon the occurrence of an Event of Default, to: (a) receive, open, and dispose of all mail addressed to Client; (b) cause mail relating to Accounts of Client to be delivered to a designated address of Summit where Summit may open all such mail and remove therefrom any payment of such Accounts; and (c) Summit may do any and all other things necessary or proper to carry out the intent of this Agreement and to perfect and protect the rights of Summit created under this Agreement. This power of attorney is irrevocable and coupled with an interest. Exercise of any of the foregoing powers shall be in the sole discretion of Summit without any duty to do so.”

g. Section 3 Terms of Inventory Advance of the Addendum is amended by replacing the phrase “Four Percent (4%)” with the phrase “Two and Five-Tenths Percent (2.5%)” and by replacing the phrase “One and Thirty-Five Hundredths Percent (1.35%)” with the phrase “One Percent (1%)”.

3. Representations and Warranties. Client affirms and again makes the representations and warranties set forth in Section 16 Representations, Warranties and Covenants of Client and Section 17 Representations, Warranties and Covenants Concerning Collateral of the Financing Agreement as of the date of this Amendment.

4. Payment of Expenses and Attorneys Fees. Client shall pay all reasonable expenses of Summit related to the negotiation, drafting of documents, and documentation of this Amendment, including, without limitation, all reasonable attorneys fees and legal expenses. Summit is authorized and directed to advance a sufficient amount under the Agreement to pay these expenses in full.

5. Agreement Remains in Full Force and Effect. Except as expressly amended or modified by this Amendment, the Agreement remains in full force and effect. Client confirms that the security interest granted by the Agreement also secures the Agreement as amended by this Amendment. Guarantors confirm that they guarantee, pursuant to the Guarantees, all obligations of Client to Summit under the Agreement, as amended by this Amendment. Guarantors acknowledge and agree that their consent to this Amendment is not required under the Agreement and that nothing contained herein or in the Agreement shall be deemed to require the consent of Guarantors to any future amendments to, modifications of, consents under, or forbearances or waivers with regard to, the Agreement.

6. Client Covenants. Client covenants with Summit that Client shall execute, deliver, and provide to Summit such additional agreements, documents, and instruments as reasonably required by Summit to effectuate the intent of this Amendment.

7. Release. Client, Guarantors, and their successors and assigns hereby fully, finally, and forever release and discharge Summit and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever nature, in law or in equity, that Client and/or Guarantors have or in the future may have, whether known or unknown, in respect of the Agreement, the Guarantees, the financing provided under the Agreement, or the actions or omissions of Summit in respect to the Agreement, the Guarantees, or the financing provided under the Agreement, and arising from events occurring prior to the date hereof.

8. Authorization. Client and Guarantors represent and warrant that the execution, delivery, and performance by Client and Guarantors of this Amendment, and all agreements, documents, obligations, and transactions herein contemplated, have been duly authorized by all necessary corporate action on the part of Client and Guarantors and are not inconsistent with Client’s or Guarantors’ organizational documents or any resolution of the board of directors, members, managers, or other governing body of Client or Guarantors and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which Client or any Guarantor is a party or by which it is bound, and that upon execution and delivery hereof and thereof, this Amendment will constitute legal, valid, and binding agreements and obligations of Client and Guarantors, enforceable in accordance with their respective terms.

9. Integrated Agreement; Amendment. This Amendment, together with the Agreement, the Guarantees, and the other agreements, documents, obligations, and transactions contemplated by the Agreement constitute the entire agreement and understanding between the parties hereto and supersede all other prior and contemporaneous agreements and may not be altered or amended except by written agreement signed by Summit and Client. This Amendment and the Agreement shall be read and interpreted together as one agreement. All other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

[Remainder of Page Intentionally Left Blank]

Dated as of June 29, 2012.

Summit Financial Resources, L.P.

By: /s/ Mark J. Picillo
Name: Mark J. Picillo
Title: SVP

SCOTT’S LIQUID GOLD-INC.

By: /s/ Barry J. Levine
Name: Barry J. Levine
Title: CFO

SLG Chemicals, Inc.

By: /s/ Barry J. Levine
Name: Barry J. Levine
Title: CFO

Neoteric Cosmetics, Inc.

By: /s/ Barry J. Levine
Name: Barry J. Levine
Title: CFO

Colorado Product Concepts, Inc.

By: /s/ Barry J. Levine
Name: Barry J. Levine
Title: CFO

[Guarantors Consent on Following Page]

Acknowledged and consented to by Guarantors as of June 29, 2012:

SLG Plastics, Inc.

By: /s/ Barry J. Levine
Name: Barry J. Levine
Title: CFO

Advertising Promotions Incorporated

By: /s/ Barry J. Levine
Name: Barry J. Levine
Title: CFO